                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)  January 22, 1996
                                                        ----------------

                             Public Storage, Inc.
                             --------------------
            (Exact name of registrant as specified in its charter)

         California                   1-8389           95-3551121
         ----------                   ------           ----------
      (State or other juris-       (Commission       (IRS Employer
      diction of incorporation)    File Number)    Identification No.)

      600 North Brand Boulevard, Glendale, California      91203-1241
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         (Address of principal executive office)           (Zip Code)

      Registrant's telephone number, including area code  (818) 244-8080
                                                          --------------

                                     N/A
                                     ---
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
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         On December 7, 1995, the Securities and Exchange Commission declared effective the Registration Statement on Form S-3 (No. 33-63947) of Public Storage, Inc. (the "Company"), which together with the securities previously registered pursuant to the Company's Registration Statement on Form S-3 (No. 33-54755), permits the Company to issue an aggregate of $400,000,000 of preferred stock, depositary shares, common stock and warrants.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)  Exhibits.

         Exhibit 1.1 - Form of Underwriting Agreement relating to the Company's Depositary Shares Representing Shares of the Company's ___% Cumulative Preferred Stock, Series H (the "Preferred Stock").

         Exhibit 3.1 - Form of Certificate of Determination for the Preferred Stock.

         Exhibit 4.1 - Form of Deposit Agreement Relating to the Depositary Shares.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PUBLIC STORAGE, INC.


                                           By: /s/ OBREN B. GERICH
                                              --------------------
                                               Obren B. Gerich
                                               Senior Vice President


Date:  January 22, 1996